Exhibit 99.1

SolarEdge Announces Second Quarter 2025 Financial Results

MILPITAS, Calif. — August 7, 2025. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the second quarter ended June 30, 2025.

“I'm proud of the steady progress we made in turning SolarEdge around this quarter," said Shuki Nir, CEO of SolarEdge. "This was our second consecutive quarter of year-over-year and sequential revenue growth, along with margin expansion. We are staying laser focused on elevating our execution and advancing our strategic priorities, positioning SolarEdge for the opportunities we see ahead.”

Second Quarter 2025 Summary

The Company reported revenues of $289.41 million, up 32% from $219.51 million in the prior quarter.

Non-GAAP revenues2, which exclude $8.4 million of revenues related to discontinued operations, were $281.0 million, up 32% from $212.1 million the prior quarter.

The Company shipped 1,194 MW (AC) of inverters and 247 MWh of batteries for PV applications.

GAAP gross margin was 11.1%1, compared to 8.0%1 in the prior quarter.

Non-GAAP gross margin2 was 13.1%, compared to 7.8% in the prior quarter. New tariffs had a negative impact of approximately 1% in the second quarter.

GAAP operating expenses were $147.61 million, compared to $120.31 million in the prior quarter.

Non-GAAP operating expenses2 were $85.2 million, compared to $89.1 million in the prior quarter.

GAAP operating loss was $115.51 million, compared to $102.71 million in the prior quarter.

Non-GAAP operating loss2 was $48.3 million, compared to $72.4 million in the prior quarter.

GAAP net loss was $124.71 million, compared to $98.51 million in the prior quarter.

Non-GAAP net loss2 was $47.7 million, compared to $66.1 million in the prior quarter.

GAAP net loss per share was $2.131, compared to a GAAP net loss per share of $1.701 in the prior quarter.

Non-GAAP net loss per share2 was $0.81, compared to a Non-GAAP net loss per share of $1.14 in the prior quarter.

Cash used in operating activities was $7.8 million, compared with $33.8 million provided by operating activities in the prior quarter.

Free cash flow2 used, was $9.1 million, compared with $19.8 generated in the prior quarter.

As of June 30, 2025, our cash and investments portfolio totaled grew by $18.6 million to $131.8 million, net of debt, compared to $113.2 million as of December 31, 2024.

Outlook for the Third Quarter 2025

The Company also provides guidance for the third quarter ending September 30, 2025 as follows:

•	Revenues to be within the range of $315 million to $355 million;
•	Non-GAAP gross margin* expected to be within the range of 15% to 19%, including approximately 2% of new tariff impact;
•	Non-GAAP operating expenses* to be within the range of $85 million to $90 million.

*Non-GAAP gross margin and Non-GAAP operating expenses are non-GAAP financial measures, and these forward-looking measures have not been reconciled to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Non-GAAP gross margin and Non-GAAP operating expenses are made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Conference Call

The Company will host a conference call to discuss its results for the second quarter ended June 30, 2025 at 8:00 a.m. ET on Thursday, August 7, 2025. The call will be available, live, to interested parties by dialing +1 833-316-1983. For international callers, please dial +1 785-838-9310. The Conference ID is SEDG. To avoid a delay in connecting to the call, please dial in 10 minutes prior to the start time. A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.
______________________________________________________________________
1 Includes impairments, write offs and discontinued operation. See financials and reconciliation for details.
2 Non-GAAP financial measure. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding SolarEdge’s results, SolarEdge has disclosed in this earnings release the following non-GAAP financial measures: non-GAAP revenue, non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net earnings (loss) per share, and non-GAAP net free cash flow. SolarEdge has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure below. These non-GAAP financial measures differ from GAAP in that they exclude stock-based compensation, amortization and impairment of acquired intangible assets, restructuring and impairment charges, acquisition, disposition and other items, certain litigation and other contingencies, amortization of debt issuance cost, non-cash interest expense and non-cash revenue recognized from significant financing component, certain foreign currency exchange rates, gains and losses on investments, income and losses from equity method investments and discrete items that impacted our GAAP tax rate. Our non-GAAP financial measures also reflect the application of our non-GAAP tax rate.

SolarEdge’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, to calculate bonus payments and to evaluate SolarEdge’s financial performance, the performance of its individual functional groups and the ability of operations to generate cash. Management believes these non-GAAP financial measures reflect SolarEdge’s ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in SolarEdge’s business, as they exclude charges and gains that are not reflective of ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating SolarEdge’s operating results and future prospects from the same perspective as management and in comparing financial results across accounting periods.

The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense that affect SolarEdge’s operations. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP and should not be considered measures of SolarEdge’s liquidity. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review SolarEdge’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements contained in this press release contains may contain forward-looking statements that are based on our management’s expectations, estimates, projections, beliefs and assumptions in accordance with information currently available to our management. This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include information, among other things, concerning our possible or assumed future results of operations, return to positive free cash flow generation, future demands for solar energy solutions, business strategies, technology developments, new products and services, financing and investment plans, competitive position, backlog, industry and regulatory environment, general economic conditions; effects of acquisitions, growth opportunities; cancellations, potential future impairments, and pushouts of existing backlog; installation rates; goodwill impairment; the effects of competition; tariff impacts and the impacts of the One Big Beautiful Bill Act. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements inherently involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this release. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: future demand for renewable energy including solar energy solutions; our ability to maintain a return to free cash flow positive generation; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act and the One Big Beautiful Bill Act; changes in the U.S. or global trade environment, including the recent imposition and/or increase of import tariffs by the U.S. and any future increase in such tariffs and/or subsequent retaliatory tariffs or other restrictive trade measures that other countries have taken or may take in response; tariff impacts and our ability to estimate the impact of tariffs on our operations; our ability to successfully operate our global operations with a reduced work force; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, interest rates, and recessionary concerns; changes, elimination or expiration of government subsidies and economic incentives for on-grid solar energy applications; the retail price of electricity derived from the utility grid or alternative energy sources; interest rates and supply of capital in the global financial markets in general and in the solar market specifically; competition, including introductions of power optimizer, inverter and solar photovoltaic system monitoring products by our competitors; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry and periodic downturns; product quality or performance problems in our products; loss of key executives, and our ability to retain key personnel and attract additional qualified personnel; shortages, delays, price changes, or cessation of operations or production affecting our suppliers of key components; delays, disruptions, and quality control problems in manufacturing; our dependence upon a small number of outside contract manufacturers and limited or single source suppliers; changes to net metering policies or the reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar energy applications; capacity constraints, delivery schedules, manufacturing yields, and costs of our contract manufacturers and availability of components; performance of distributors and large installers in selling our products; consolidation in the solar industry among our customers and distributors; our ability to effectively manage changes in our organization and expansion into new markets; our ability to recognize expected benefits from restructuring plans; any unauthorized access to, disclosure, or theft of personal information or unauthorized access to our network or other similar cyber incidents; our ability to implement our new Enterprise Resource Planning (“ERP”) system; our ability to integrate acquired businesses; disruption to our business operations due to the evolving state of war in Israel and political conditions related to the war and Israeli government's plans to significantly reduce the Israeli Supreme Court's judicial oversight; our dependence on ocean transportation to timely deliver our products in a cost-effective manner; fluctuations in global currency exchange rates; the impact of evolving legal and regulatory requirements, including corporate social responsibility and sustainability requirements; existing and future responses to and effects of pandemics, epidemics or other health crises; federal, state, and local regulations governing the electric utility industry with respect to solar energy; business practices and regulatory compliance of our raw material suppliers; our ability to maintain our brand and to protect and defend our intellectual property; volatility of our stock price; our customers’ financial stability, creditworthiness, and debt leverage ratio; our ability to effectively design, launch, market, and sell new generations of our products and services; our ability to retain, and events affecting, our major customers; our ability to service our debt, natural disasters, public health events and other disruptions; impairment of our goodwill or other long-lived and intangible assets; our liquidity and ability to service our debt; ; and the other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 25, 2025, in subsequent Quarterly Reports on Form 10Q and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. The preceding list is not intended to be an exhaustive list of all of our forward‐looking statements. You should not rely upon forward‐looking statements as predictions of future events. Although we believe that the expectations reflected in the forward‐looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward‐looking statements will be achieved or will occur. Statements in this press release speak only as of the date they were made. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Investor Contacts
SolarEdge Technologies, Inc.
JB Lowe, Head of Investor Relations
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	Unaudited		Unaudited
Revenues	$289,429	$265,405	$508,909	$469,804
Cost of revenues	257,298	276,374	459,242	506,960
Gross profit (loss)	32,131	(10,969)	49,667	(37,156)
Operating expenses:
Research and development	53,386	69,276	115,383	144,627
Sales and marketing	28,725	39,978	60,382	78,889
General and administrative	19,789	39,008	49,972	69,873
Other operating expense, net	45,724	951	42,149	3,342
Total operating expenses	147,624	149,213	267,886	296,731
Operating loss	(115,493)	(160,182)	(218,219)	(333,887)
Financial income (expense), net	(7,323)	(865)	2,745	(7,929)
Other income	4,017	18,551	4,165	18,551
Loss before income taxes	(118,799)	(142,496)	(211,309)	(323,265)
Tax benefits (income taxes)	(5,657)	12,245	(11,383)	35,999
Net loss from equity method investments	(288)	(567)	(575)	(863)
Net loss	$(124,744)	$(130,818)	$(223,267)	$(288,129)

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2025	December 31, 2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$545,240	$274,611
Restricted cash	27,266	135,328
Marketable securities	212,754	311,279
Trade receivables, net of allowances of $19,507 and $43,038, respectively	217,098	160,423
Inventories, net	529,306	645,897
Prepaid expenses and other current assets	440,249	523,027
Total current assets	1,971,913	2,050,565
LONG-TERM ASSETS:
Marketable securities	23,163	42,597
Property, plant and equipment, net	327,101	343,438
Operating lease right-of-use assets, net	44,808	41,393
Intangible assets, net	8,437	9,666
Goodwill	51,346	48,380
Loan receivables, net	—	45,678
Other long-term assets	63,680	64,736
Total long-term assets	518,535	595,888
Total assets	2,490,448	2,646,453
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables	178,723	107,543
Employees and payroll accruals	66,956	76,292
Warranty obligations	115,057	140,249
Deferred revenues and customers advances	37,174	140,870
Accrued expenses and other current liabilities	276,953	246,078
Convertible senior notes, net	341,867	346,305
Total current liabilities	1,016,730	1,057,337
LONG-TERM LIABILITIES:
Convertible senior notes, net	330,777	330,006
Warranty obligations	282,507	292,116
Deferred revenues	248,731	231,049
Finance lease liabilities	40,817	39,159
Operating lease liabilities	32,033	30,018
Other long-term liabilities	25,634	8,426
Total long-term liabilities	960,499	930,774
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares; issued: 59,374,556 shares on June 30, 2025 and 58,780,490 shares on December 31, 2024; outstanding: 59,134,050 shares on June 30, 2025 and 58,027,126 shares on December 31, 2024.	6	6
Additional paid-in capital	1,838,563	1,813,198
Treasury stock, at cost; 240,506 and 753,364 stocks held, respectively	(16,024)	(50,194)
Accumulated other comprehensive loss	(57,868)	(76,477)
Accumulated deficit	(1,251,458)	(1,028,191)
Total stockholders’ equity	513,219	658,342
Total liabilities and stockholders’ equity	$2,490,448	$2,646,453

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Six Months Ended June 30
	2025	2024
Cash flows from operating activities:
Net loss	$(223,267)	$(288,129)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	16,227	30,430
Impairment of asset held-for-sale	38,339	—
Stock-based compensation expenses	50,687	76,177
Loss from business disposition	17,875	—
Deferred income taxes, net	(780)	(50,843)
Gain from repurchasing of convertible notes	—	(15,455)
Loss from exchange rate fluctuations	1,516	10,499
Other items	(1,441)	3,340
Changes in assets and liabilities:
Trade receivables, net	(54,686)	317,574
Inventories, net	125,125	(58,764)
Prepaid expenses and other assets	61,006	78,541
Operating lease right-of-use assets, net	5,153	11,392
Trade payables	71,217	(310,819)
Warranty obligations	(34,609)	(27,178)
Deferred revenues and customers advances	(83,779)	(4,028)
Operating lease liabilities	(6,806)	(11,042)
Accrued expenses and other liabilities	44,247	(23,486)
Net cash provided by (used in) operating activities	26,024	(261,791)
Cash flows from investing activities:
Investment in available-for-sale marketable securities	(172,773)	(155,334)
Proceeds from maturities of available-for-sale marketable securities	292,679	480,727
Proceeds from sales of available-for-sale marketable securities	—	51,918
Purchase of property, plant and equipment	(11,365)	(48,535)
Business combinations, net of cash acquired	—	(11,662)
Proceeds from sale of investment in privately-held company	4,000	—
Business dispositions, net of cash sold	(7,322)	—
Proceeds from sale of property, plant and equipment	10,314	—
Repayment related to governmental grant	(6,643)	—
Purchase of intangible assets	—	(10,000)
Disbursements for loans receivables	—	(37,500)
Investment in privately-held companies	(150)	(25,650)
Proceeds from loan receivables	27,475	1,625
Other investing activities	(28)	(2,365)
Net cash provided by investing activities	136,187	243,224
Cash flows from financing activities:
Repurchase of common stock	—	(50,015)
Proceeds from issuance of Notes 2029, net of issuance costs	—	293,625
Capped call transactions related to Notes 2029	—	(25,230)
Repurchase of convertible debt	(5,093)	(267,900)
Other financing activities	(1,517)	(1,164)
Net cash used in financing activities	(6,610)	(50,684)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	6,966	(9,719)
Increase (decrease) in cash, cash equivalents and restricted cash	162,567	(78,970)
Cash, cash equivalents and restricted cash, beginning of period	409,939	338,468
Cash, cash equivalents and restricted cash, end of period	$572,506	$259,498

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	December 31, 2024	December 31, 2023	December 31, 2022
Gross profit (loss) (GAAP)	$32,131	$17,536	$(112,254)	$(727,794)	$(10,969)	$(877,204)	$703,823	$844,648
Revenues from finance component	(304)	(264)	(254)	(250)	(246)	(984)	(834)	(614)
Discontinued operation revenues	(8,132)	(7,098)	—	—	—	—	—	—
Discontinued operation cost of revenues	7,834	792	26,118	(6)	(757)	24,921	36,648	4,314
Stock-based compensation	4,004	4,372	3,727	6,039	6,218	21,952	23,200	21,818
Amortization of stock-based compensation capitalized in inventories	882	381	1,095	1,484	362	3,138	1,100	—
Amortization and depreciation of acquired asset	483	491	484	2,034	1,343	5,412	6,038	7,429
Restructuring charges	10	430	3,770	1,216	4,519	15,327	23,154	—
Gross profit (loss) (Non-GAAP)	$36,908	$16,640	$(77,314)	$(717,277)	$470	$(807,438)	$793,129	$877,595

Gross margin (loss) (GAAP)	11.1%	8.0%	(57.2)%	(309.1)%	(4.1)%	(97.3)%	23.6%	27.2%
Revenues from finance component	0.0	0.0	(0.1)	(0.1)	0.0	(0.1)	0.0	0.0
Discontinued operation revenues	(2.8)	(3.2)	—	—	—	—	—	—
Discontinued operation cost of revenues	3.0	0.4	13.3	0.0	(0.3)	2.8	1.2	0.1
Stock-based compensation	1.4	2.0	1.9	2.6	2.3	2.4	0.9	0.7
Amortization of stock-based compensation capitalized in inventories	0.3	0.2	0.6	0.6	0.1	0.3	0.0	—
Amortization and depreciation of acquired asset	0.2	0.2	0.2	1.0	0.5	0.6	0.2	0.2
Restructuring charges	0.0	0.2	1.9	1.0	1.7	1.7	0.8	—
Gross margin (loss) (Non-GAAP)	13.2%	7.8%	(39.4)%	(304.0)%	0.2%	(89.6)%	26.7%	28.2%

Operating expenses (GAAP)	$147,624	$120,262	$151,413	$382,940	$149,213	$831,084	$663,618	$678,528
Stock-based compensation - R&D	(9,856)	(15,911)	(10,653)	(17,115)	(17,639)	(62,546)	(66,944)	(63,211)
Stock-based compensation - S&M	(4,342)	(4,742)	(4,452)	(6,816)	(8,149)	(27,328)	(30,987)	(31,017)
Stock-based compensation - G&A	(1,059)	(6,401)	(5,600)	(6,672)	(6,565)	(25,425)	(28,814)	(29,493)
Amortization and depreciation of acquired assets - R&D	—	—	(189)	(270)	(271)	(1,000)	(989)	(1,206)
Amortization and depreciation of acquired assets - S&M	(116)	(424)	(442)	(566)	(467)	(1,599)	(927)	(822)
Amortization and depreciation of acquired assets - G&A	—	—	—	(2)	(2)	(6)	(15)	(21)
Discontinued operation	(27,069)	(1,522)	(3,350)	11	—	(3,293)	(388)	—
Restructuring charges	(867)	(2,613)	—	(1,299)	(366)	(5,607)	—	—
Assets impairment and disposal by abandonment	(1,967)	(224)	(17,989)	(232,102)	—	(251,823)	(30,790)	(119,141)
Gain (loss) from assets sales	(17,108)	662	(1,910)	(1,827)	(951)	(5,746)	1,262	2,603
Certain litigation and other contingencies	—	—	—	—	—	399	(1,786)	—
Acquisition costs	—	—	—	—	—	(9)	(135)	(350)
Operating expenses (Non-GAAP)	$85,240	$89,087	$106,828	$116,282	$114,803	$447,101	$503,105	$435,870

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	December 31, 2024	December 31, 2023	December 31, 2022
Operating income (loss) (GAAP)	$(115,493)	$(102,726)	$(263,667)	$(1,110,734)	$(160,182)	$(1,708,288)	$40,205	$166,120
Revenues from finance component	(304)	(264)	(254)	(250)	(246)	(984)	(834)	(614)
Discontinued operation	26,771	(4,784)	29,468	(17)	(757)	28,214	37,036	4,314
Stock-based compensation	19,261	31,426	24,432	36,642	38,571	137,251	149,945	145,539
Amortization of stock-based compensation capitalized in inventories	882	381	1,095	1,484	362	3,138	1,100	—
Amortization and depreciation of acquired assets	599	915	1,115	2,872	2,083	8,017	7,969	9,478
Restructuring charges	877	3,043	3,770	2,515	4,885	20,934	23,154	—
Assets impairment and disposal by abandonment	1,967	224	17,989	232,102	—	251,823	30,790	119,141
Loss (gain) from assets sales	17,108	(662)	1,910	1,827	951	5,746	(1,262)	(2,603)
Certain litigation and other contingencies	—	—	—	—	—	(399)	1,786	—
Acquisition costs	—	—	—	—	—	9	135	350
Operating income (loss) (Non-GAAP)	$(48,332)	$(72,447)	$(184,142)	$(833,559)	$(114,333)	$(1,254,539)	$290,024	$441,725

Financial income (expense), net (GAAP)	$(7,323)	$10,068	$(12,199)	$5,558	$(865)	$(14,570)	$41,212	$3,750
Non cash interest expense	4,326	4,051	3,920	3,785	3,636	14,877	12,703	9,954
Unrealized losses	—	—	—	—	—	—	—	119
Currency fluctuation related to lease standard	7,151	(1,633)	1,089	966	(1,523)	(744)	(3,055)	(11,187)
Discontinued operation	2,265	(276)	—	—	—	—	—	—
Financial income (expense), net (Non-GAAP)	$6,419	$12,210	$(7,190)	$10,309	$1,248	$(437)	$50,860	$2,636

Other income (loss) (GAAP)	$4,017	$148	$(76)	$(3,928)	$18,551	$14,547	$(318)	$7,285
Loss (gain) from sale of equity and debt investments	—	(2)	76	(1,072)	(1,970)	(2,966)	193	(8,008)
Gain from business combination	—	—	—	—	(1,125)	(1,125)	—	—
Gain from the repurchase of convertible notes	—	(146)	—	—	(15,456)	(15,456)	—	—
Gain From sale of privately-held companies	(4,017)	—	—	—	—	—	—	—
Loss from impairment of privately-held companies	—	—	—	5,000	—	5,000	—	—
Other income (loss) (Non-GAAP)	$—	$—	$—	$—	$—	$—	$(125)	$(723)

Income tax benefit (expense) (GAAP)	$(5,657)	$(5,726)	$(11,041)	$(121,108)	$12,245	$(96,150)	$(46,420)	$(83,376)
Income tax adjustment	(100)	(155)	(176)	44,602	(357)	39,007	(45,896)	(9,067)
Income tax benefit (expense) (Non-GAAP)	$(5,757)	$(5,881)	$(11,217)	$(76,506)	$11,888	$(57,143)	$(92,316)	$(92,443)

Equity method investments loss (GAAP)	$(288)	$(287)	$(456)	$(577)	$(567)	$(1,896)	$(350)	$—
Loss from equity method investments	288	287	456	577	567	1,896	350	—
Equity method investments loss (Non-GAAP)	$—	$—	$—	$—	$—	$—	$—	$—

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	December 31, 2024	December 31, 2023	December 31, 2022
Net income (loss) (GAAP)	$(124,744)	$(98,523)	$(287,439)	$(1,230,789)	$(130,818)	$(1,806,357)	$34,329	$93,779
Revenues from finance component	(304)	(264)	(254)	(250)	(246)	(984)	(834)	(614)
Discontinued operation	29,036	(5,060)	29,468	(17)	(757)	28,214	37,036	4,314
Stock-based compensation	19,261	31,426	24,432	36,642	38,571	137,251	149,945	145,539
Amortization of stock-based compensation capitalized in inventories	882	381	1,095	1,484	362	3,138	1,100	—
Amortization and depreciation of acquired assets	599	915	1,115	2,872	2,083	8,017	7,969	9,478
Restructuring charges	877	3,043	3,770	2,515	4,885	20,934	23,154	—
Assets impairment and disposal by abandonment	1,967	224	17,989	232,102	—	251,823	30,790	119,141
Loss (gain) from assets sales	17,108	(662)	1,910	1,827	951	5,746	(1,262)	(2,603)
Certain litigation and other contingencies	—	—	—	—	—	(399)	1,786	—
Acquisition costs	—	—	—	—	—	9	135	350
Non cash interest expense	4,326	4,051	3,920	3,785	3,636	14,877	12,703	9,954
Unrealized losses	—	—	—	—	—	—	—	119
Currency fluctuation related to lease standard	7,151	(1,633)	1,089	966	(1,523)	(744)	(3,055)	(11,187)
Loss (gain) from sale of equity and debt investments	—	(2)	76	(1,072)	(1,970)	(2,966)	193	(8,008)
Gain from business combination	—	—	—	—	(1,125)	(1,125)	—	—
Gain from the repurchase of convertible notes	—	(146)	—	—	(15,456)	(15,456)	—	—
Gain From sale of privately-held companies	(4,017)	—	—	—	—	—	—	—
Loss from impairment of privately-held companies	—	—	—	5,000	—	5,000	—	—
Income tax adjustment	(100)	(155)	(176)	44,602	(357)	39,007	(45,896)	(9,067)
Loss from equity method investments	288	287	456	577	567	1,896	350	—
Net income (loss) (Non-GAAP)	$(47,670)	$(66,118)	$(202,549)	$(899,756)	$(101,197)	$(1,312,119)	$248,443	$351,195

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	December 31, 2024	December 31, 2023	December 31, 2022
Net basic earnings (loss) per share (GAAP)	$(2.13)	$(1.70)	$(5.00)	$(21.58)	$(2.31)	$(31.64)	$0.61	$1.70
Revenues from finance component	(0.01)	0.00	(0.01)	(0.01)	0.00	(0.02)	(0.02)	(0.01)
Discontinued operation	0.50	(0.09)	0.52	0.00	(0.02)	0.49	0.66	0.08
Stock-based compensation	0.33	0.54	0.42	0.65	0.69	2.41	2.65	2.64
Amortization of stock-based compensation capitalized in inventories	0.01	0.01	0.02	0.02	0.00	0.05	0.02	—
Amortization and depreciation of acquired assets	0.01	0.02	0.02	0.05	0.04	0.14	0.14	0.17
Restructuring charges	0.02	0.05	0.07	0.05	0.08	0.37	0.41	—
Assets impairment and disposal by abandonment	0.03	0.00	0.31	4.07	—	4.41	0.54	2.17
Loss (gain) from assets sales	0.30	(0.01)	0.03	0.03	0.02	0.10	(0.02)	(0.05)
Certain litigation and other contingencies	—	—	—	—	—	(0.01)	0.03	—
Acquisition costs	—	—	—	—	—	0.00	0.00	0.01
Non cash interest expense	0.07	0.07	0.07	0.07	0.07	0.26	0.23	0.18
Unrealized losses	—	—	—	—	—	—	—	0.00
Currency fluctuation related to lease standard	0.12	(0.03)	0.02	0.01	(0.04)	(0.01)	(0.06)	(0.21)
Loss (gain) from sale of equity and debt investments	—	0.00	0.00	(0.02)	(0.03)	(0.05)	0.01	(0.14)
Gain from business combination	—	—	—	—	(0.02)	(0.02)	—	—
Gain from the repurchase of convertible notes	—	0.00	—	—	(0.27)	(0.27)	—	—
Gain From sale of privately-held companies	(0.06)	—	—	—	—	—	—	—
Loss from impairment of privately-held companies	—	—	—	0.09	—	0.09	—	—
Income tax adjustment	0.00	0.00	0.00	0.78	(0.01)	0.68	(0.81)	(0.16)
Loss from equity method investments	0.00	0.00	0.01	0.01	0.01	0.03	0.00	—
Net basic earnings (loss) per share (Non-GAAP)	$(0.81)	$(1.14)	$(3.52)	$(15.78)	$(1.79)	$(22.99)	$4.39	$6.38

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	December 31, 2024	December 31, 2023	December 31, 2022
Net diluted earnings (loss) per share (GAAP)	$(2.13)	$(1.70)	$(5.00)	$(21.58)	$(2.31)	$(31.64)	$0.60	$1.65
Revenues from finance component	(0.01)	0.00	(0.01)	(0.01)	0.00	(0.02)	(0.01)	(0.01)
Discontinued operation	0.50	(0.09)	0.52	0.00	(0.02)	0.49	0.64	0.08
Stock-based compensation	0.33	0.54	0.42	0.65	0.69	2.41	2.57	2.43
Amortization of stock-based compensation capitalized in inventories	0.01	0.01	0.02	0.02	0.00	0.05	0.02	—
Amortization and depreciation of acquired assets	0.01	0.02	0.02	0.05	0.04	0.14	0.14	0.16
Restructuring charges	0.02	0.05	0.07	0.05	0.08	0.37	0.40	—
Assets impairment and disposal by abandonment	0.03	0.00	0.31	4.07	—	4.41	0.53	2.02
Loss (gain) from assets sales	0.30	(0.01)	0.03	0.03	0.02	0.10	(0.02)	(0.04)
Certain litigation and other contingencies	—	—	—	—	—	(0.01)	0.03	—
Acquisition costs	—	—	—	—	—	0.00	0.00	0.00
Non cash interest expense	0.07	0.07	0.07	0.07	0.07	0.26	0.03	0.13
Unrealized losses	—	—	—	—	—	—	—	0.00
Currency fluctuation related to lease standard	0.12	(0.03)	0.02	0.01	(0.04)	(0.01)	(0.05)	(0.19)
Loss (gain) from sale of equity and debt investments	—	0.00	0.00	(0.02)	(0.03)	(0.05)	0.00	(0.13)
Gain from business combination	—	—	—	—	(0.02)	(0.02)	—	—
Gain from the repurchase of convertible notes	—	0.00	—	—	(0.27)	(0.27)	—	—
Gain From sale of privately-held companies	(0.06)	—	—	—	—	—	—	—
Loss from impairment of privately-held companies	—	—	—	0.09	—	0.09	—	—
Income tax adjustment	0.00	0.00	0.00	0.78	(0.01)	0.68	(0.76)	(0.15)
Loss from equity method investments	0.00	0.00	0.01	0.01	0.01	0.03	0.00	—
Net diluted earnings (loss) per share (Non-GAAP)	$(0.81)	$(1.14)	$(3.52)	$(15.78)	$(1.79)	$(22.99)	$4.12	$5.95

Number of shares used in computing net diluted earnings (loss) per share (GAAP)	58,567,394	58,121,502	57,467,946	57,029,983	56,687,006	57,082,182	57,237,518	58,100,649
Stock-based compensation	—	—	—	—	—	—	725,859	963,373
Notes due 2025	—	—	—	—	—	—	2,276,818	—
Number of shares used in computing net diluted earnings (loss) per share (Non-GAAP)	58,567,394	58,121,502	57,467,946	57,029,983	56,687,006	57,082,182	60,240,195	59,064,022

Net cash provided by (used in) operating activities (GAAP)	$(7,799)	$33,823	$37,804	$(89,332)	$(44,772)	$(313,319)	$(180,113)	$31,284
Purchases of property and equipment	(1,256)	(10,109)	(12,258)	(47,370)	(22,188)	(108,163)	(170,523)	(169,341)
Discontinued operation	—	(3,867)	—	—	—	—	—	—
Free cash flow (deficit) (Non-GAAP)	$(9,055)	$19,847	$25,546	$(136,702)	$(66,960)	$(421,482)	$(350,636)	$(138,057)